                                   [AQUINAS]
                                 1-877-AQUINAS
PROSPECTUS
March 1, 1998

          American AAdvantage Money Market Fund(SM)-PlanAhead Class(R)

        THIS PROSPECTUS contains important information about the PLANAHEAD CLASS OF THE AMERICAN AADVANTAGE MONEY MARKET FUND ("Fund"), an investment portfolio of the American AAdvantage Funds ("Trust") an open-end management investment company. THE FUND SEEKS INCOME, LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 PRICE PER SHARE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE MONEY MARKET PORTFOLIO ("PORTFOLIO") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH IN TURN INVESTS IN HIGH QUALITY, SHORT-TERM OBLIGATIONS. The investment experience of the Fund will correspond directly with the investment experience of the Portfolio. Under a master-feeder operating structure, the Fund seeks its investment objective by investing all of its investable assets in the Portfolio as described above. The Portfolio's investment objective is identical to that of the Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by the Fund will be the Fund's interest in the Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolio and administrative services to the Fund. This master-feeder operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolio." The Fund may withdraw its investment in the Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of the Fund and its shareholders to do so. Upon any such withdrawal, the Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the Statement of Additional Information ("SAI").

        The Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. PlanAhead Class shares are available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts and self-employed individual retirement plans. Prospective PlanAhead Class investors should read this Prospectus carefully before making an investment decision and retain it for future reference.

        IN ADDITION TO THIS PROSPECTUS, a SAI dated March 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Fund. For a free copy of the SAI, call (800) 388-3344.

        The Securities and Exchange Commission maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Fund and the Portfolio.

        An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable price of $1.00 per share.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----
FEES AND EXPENSES...........................................   1
FINANCIAL HIGHLIGHTS........................................   2
INTRODUCTION................................................   3
INVESTMENT OBJECTIVE, POLICIES AND RISKS....................   3
   Other Investment Policies................................   5
   Brokerage Practices......................................   6
   Additional Information About the Portfolio...............   6
INVESTMENT RESTRICTIONS.....................................   7
YIELDS AND TOTAL RETURNS....................................   8
MANAGEMENT AND ADMINISTRATION OF THE TRUSTS.................   8
   Fund Management Agreement................................   8
   Administrative Services Agreement........................  10
   Distribution of Trust Shares.............................  10
   Service Plan.............................................  10
   Allocation of Fund Expenses..............................  10
   Principal Underwriter....................................  11
   Custodian................................................  11
   Transfer Agent...........................................  11
   Independent Auditor......................................  11
HOW TO PURCHASE SHARES......................................  11
   Opening An Account.......................................  11
HOW TO PURCHASE ADDITIONAL SHARES...........................  13
   Adding to Your Account...................................  13
   Automatic Investment Plan................................  13
   Additional Purchase Information..........................  14
HOW TO SELL SHARES..........................................  14
   Ways to Sell Shares......................................  14
   Systematic Withdrawal Plan...............................  16
   Additional Information About Redemptions.................  16
RETIREMENT ACCOUNTS.........................................  16
HOW TO EXCHANGE SHARES......................................  17
INFORMATION AND HELP LINE...................................  17
VALUATION OF SHARES.........................................  17
DIVIDENDS AND TAX MATTERS...................................  17
GENERAL INFORMATION.........................................  18
SHAREHOLDER REPORTS.........................................  19

                               FEES AND EXPENSES

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets):

                                                                MONEY
                                                                MARKET
                                                                 FUND
                                                                ------

Management Fees.............................................     0.15%

12b-1 Fees..................................................     0.00

Other Expenses..............................................     0.39
                                                                 ----

Total Operating Expenses....................................     0.54%
                                                                 ----

---------------
The above expenses reflect the expenses of the Fund and the Portfolio. The Board believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

        A PlanAhead Class investor in the Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

1 Year......................................................    $ 6
3 Years.....................................................    $17
5 Years.....................................................    $30
10 Years....................................................    $68

        The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the PlanAhead Class of the Fund. Additional information may be found under "Management and Administration of the Trusts."

        THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLE.

                              FINANCIAL HIGHLIGHTS

        The financial highlights in the following table have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Fund and can be obtained by investors without charge.

                                               (For a share outstanding throughout the period)
                                                              MONEY MARKET FUND
                                  --------------------------------------------------------------------------
                                                  PLANAHEAD CLASS                      INSTITUTIONAL CLASS
                                  ------------------------------------------------   -----------------------
                                       Year Ended October 31,         Period Ended   Year Ended October 31,
                                  ---------------------------------   October 31,    -----------------------
                                    1997         1996        1995       1994(1)         1994         1993
                                    ----         ----        ----       -------         ----         ----
Net asset value, beginning of
 period                           $   1.00     $   1.00     $  1.00      $ 1.00      $     1.00   $     1.00
                                  --------     --------     -------      ------      ----------   ----------
Net investment income                 0.05(2)      0.05(2)     0.05        0.01            0.04         0.03
Less dividends from net
 investment income                   (0.05)       (0.05)      (0.05)      (0.01)          (0.04)       (0.03)
                                  --------     --------     -------      ------      ----------   ----------
Net asset value, end of period    $   1.00     $   1.00     $  1.00      $ 1.00      $     1.00   $     1.00
                                  ========     ========     =======      ======      ==========   ==========
Total return (annualized)             5.28%        5.21%       5.60%       3.73%(3)        3.85%        3.31%
                                  ========     ========     =======      ======      ==========   ==========
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                     $189,189     $106,890     $41,989      $   25      $1,893,144   $2,882,974
 Ratios to average net
   assets(4)(5)(6):
   Expenses                           0.54%(2)     0.58%(2)    0.55%       0.70%           0.21%        0.23%
   Net investment income              5.17%(2)     5.06%(2)    5.56%       4.42%           3.63%        3.23%

                                     (For a share outstanding throughout the period)
                                                    MONEY MARKET FUND
                                  ------------------------------------------------------
                                                   INSTITUTIONAL CLASS
                                  ------------------------------------------------------
                                                  Year Ended October 31,
                                  ------------------------------------------------------
                                     1992      1991(1)      1990       1989       1988
                                     ----      -------      ----       ----       ----
Net asset value, beginning of
 period                           $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                  ----------   --------   --------   --------   --------
Net investment income                   0.04       0.07       0.08       0.09       0.08
Less dividends from net
 investment income                     (0.04)     (0.07)     (0.08)     (0.09)     (0.08)
                                  ----------   --------   --------   --------   --------
Net asset value, end of period    $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                  ==========   ========   ========   ========   ========
Total return (annualized)               4.41%      7.18%      8.50%      9.45%      7.54%
                                  ==========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                     $2,223,829   $715,280   $745,405   $385,916   $330,230
 Ratios to average net
   assets(4)(5)(6):
   Expenses                             0.26%      0.24%      0.20%      0.22%      0.28%
   Net investment income                4.06%      6.93%      8.19%      9.11%      7.54%

---------------
(1) The Money Market Fund commenced active operations on September 1, 1987 and on November 1, 1991, the existing shares of the Fund were designated as Institutional Class shares. The PlanAhead Class commenced active operations on August 1, 1994.
(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.
(3) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.
(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.
(5) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.
(6)    Annualized.

                                  INTRODUCTION

        The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund is a separate investment portfolio of the Trust. The Fund invests all of its investable assets in the Portfolio, which has an identical investment objective. The Manager provides the Portfolio with business and asset management services and it provides the Fund with administrative services. The Fund consists of multiple classes of shares, including the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs") and self-employed individual retirement plans ("HR-10 Plans" or "Keogh Plans"). For further information about the Fund's other classes, including eligibility requirements, call (800) 967-9009.

        Although each class of shares is designed to meet the needs of different categories of investors, all classes of the Fund share the same portfolio of investments and a common investment objective. See "Investment Objective, Policies and Risks." There is no guarantee that the Fund will achieve its investment objective. Based on its value, a share of the Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares, thereby affecting the relative performance of each class.

        PlanAhead Class shares are offered without a sales charge at the net asset value next determined after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

        The investment objective and policies of the Fund and the Portfolio are described below. Except as otherwise indicated, the investment policies of the Fund may be changed at any time by the Board to the extent that such changes are consistent with its investment objective. However, the Fund's investment objective may not be changed without a majority vote of the Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the Fund (hereinafter, "majority vote"). The Portfolio's investment objective may not be changed without a majority vote of the Portfolio's interest holders.

        The Fund has a fundamental investment policy which allows it to invest all of its investable assets in the Portfolio. All other fundamental investment policies and the non-fundamental investment policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to the Fund and the Board.

        The Fund's investment objective is to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Fund seeks to achieve these objectives by investing all of its investable assets in the Portfolio, which invests in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks.

        The Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act") including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to ratification by the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio may invest in other investment companies.

        The Portfolio also may purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

        The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio may not maintain this concentration.

        Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

        Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally publicly traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally will not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

        Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of the Portfolio will not exceed 90 days. See "Management and Administration of the Trusts."

OTHER INVESTMENT POLICIES

        In addition to the investment policies described previously, the Portfolio also may lend its securities, enter into fully collateralized repurchase agreements and invest in private placement offerings.

        *   Securities Lending:

        The Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Portfolio would exceed 33 1/3% of its total assets (including the market value of collateral received). The Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolio seeks to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with the Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of the Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of the Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolio to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. Subject to receipt of exemptive relief from the SEC, the Portfolio also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by the Manager. See the SAI for further information regarding loan transactions.

        *   Repurchase Agreements:

        A repurchase agreement is an agreement under which securities are acquired by the Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

        *   Private Placement Offerings:

        Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Portfolio, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolio through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolio will not invest more than 10% of its net assets in
Section 4(2) securities and illiquid securities unless the investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by the Portfolio in excess of this level are at all times liquid.

        The AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolio's investments in
Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES

        The Portfolio normally will not incur any brokerage commissions on its transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts and without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

        As previously described, investors should be aware that the Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

        The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling its interests to the Fund, the Portfolio sells its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio pay a proportionate share of the Portfolio's expenses and invest in the Portfolio on the same terms and conditions.

However, other investment companies investing all of their assets in the Portfolio are not required to sell their shares at the same public offering price as the Fund and are allowed to charge different sales commissions. Therefore, investors in the Fund may experience different returns from investors in another investment company that invests exclusively in the Portfolio.

        The Fund's investment in the Portfolio may be affected materially by the actions of large investors in the Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio. A change in the Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of the Fund could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect its liquidity adversely.

        The Portfolio's and Fund's investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of the Fund can be changed only with shareholder approval. The approval of the Fund and of other investors in the Portfolio, if any, is not required to change the investment objective, policies or limitations of the Portfolio, unless otherwise specified. Written notice will be provided to shareholders of the Fund within thirty days prior to any changes in the Portfolio's investment objective. If the investment objective of the Portfolio changes and the shareholders of the Fund do not approve a parallel change in the Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager would actively manage the Fund.

        See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with the Fund's investment in the Portfolio. This Prospectus and the SAI contain more detailed information about the Fund and the Portfolio, including information related to (1) the investment objective, policies and restrictions of the Fund and the Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices, (4) the Fund's shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of the Fund's shares.

                            INVESTMENT RESTRICTIONS

        The following fundamental investment restrictions and the non-fundamental investment restriction are identical for the Fund and the Portfolio. Therefore, although the following discusses the investment restrictions of the Portfolio, it applies equally to the Fund. The following fundamental investment restrictions may be changed with respect to the Fund by the majority vote of the Fund's outstanding shares or with respect to the Portfolio by the majority vote of the Portfolio's interest holders. The Portfolio may not:

        * Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Portfolio applies this restriction with respect to 100% of its assets.

        * Except for the banking industry, invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries).

        The following non-fundamental investment restriction may be changed with respect to the Fund by a vote of a majority of the Board or with respect to the Portfolio by a vote of a majority of the AMR Trust Board: the Portfolio may not invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

        The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

                            YIELDS AND TOTAL RETURNS

        From time to time each class of the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the investment income generated over a seven calendar-day period (which period will be stated in the advertisement). This yield is then annualized by assuming the amount of investment income generated during that week is earned each week over a one-year period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the investment income earned is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. Each class of the Fund has different expenses which will impact its performance.

        Total return quotations advertised by the Fund may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Fund will at times compare its performance to applicable published indices, and also may disclose its performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.

                  MANAGEMENT AND ADMINISTRATION OF THE TRUSTS

FUND MANAGEMENT AGREEMENT

        The Board has general supervisory responsibility over the Trust's affairs, while the business affairs of the AMR Trust are subject to the supervision of the AMR Trust Board. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended July 25, 1997, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1,

1995, as amended July 25, 1997, that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The Manager serves as the sole active investment adviser to the Portfolio. As of December 31, 1997, the Manager had assets under management totaling approximately $18.4 billion including approximately $6.1 billion under active management and $12.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.2 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.

        The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager oversees the Portfolio's participation in securities lending activities and any actions taken by the securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines.

        Except as otherwise provided below, the Manager bears the expense of providing the above services. As compensation for providing the Portfolio with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to 0.15% of the net assets of the Portfolio. The advisory fee is payable quarterly in arrears. To the extent that the Fund invests all of its investable assets in the Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager receives compensation in connection with securities lending activities. If the Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager may receive up to 25% of the loan fees posted by borrowers. In addition, the Manager is compensated through the Administrative Services Agreement as described below for other services provided.

        Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of the Fund's shareholders or the Portfolio's interest holders. A Management Agreement may be terminated with respect to the Fund or the Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

        The Trust is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

        A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust.

ADMINISTRATIVE SERVICES AGREEMENT

        The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Fund those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.05% of the net assets of the PlanAhead Class of the Fund. The fee is payable quarterly in arrears.

DISTRIBUTION OF TRUST SHARES

        Shares are distributed through the Fund's principal underwriter, Brokers Transaction Services, Inc. ("BTS"). BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses relating to the PlanAhead Class. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and the Management Agreements to be used for distribution purposes.

SERVICE PLAN

        The PlanAhead Class has adopted a service plan ("Service Plan") which provides that it will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of PlanAhead Class shares including but not limited to payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fee, which is included as part of the Fund's "Other Expenses" in the Table of Fees and Expenses of this Prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Service Plan. The primary expenses expected to be incurred under the Service Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and discount brokers.

        The Service Plan will continue in effect so long as its continuance is approved at least annually by a majority of the Trustees, including the affirmative votes of a majority of the Independent Trustees of the Board who are not parties to the Service Plan cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. The Service Plan may be terminated with respect to a particular PlanAhead Class at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund's PlanAhead Class.

ALLOCATION OF FUND EXPENSES

        Expenses of the Fund generally are allocated equally among the shares of the Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER

        BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas 75205, serves as the principal underwriter of the Trust.

CUSTODIAN

        STATE STREET BANK & TRUST COMPANY ("State Street"), Boston, Massachusetts, serves as custodian for the Portfolio and the Fund.

TRANSFER AGENT

        State Street serves as transfer agent and provides transfer agency services for Fund shareholders through its affiliate NATIONAL FINANCIAL DATA SERVICES, ("NFDS"), Kansas City, Missouri.

INDEPENDENT AUDITOR

        The independent auditor for the Fund and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

                             HOW TO PURCHASE SHARES

        Shares are offered on a continuous basis. Purchase orders should be directed to DST Systems, Inc. either by mail, by pre-authorized investment or by wire as described below. The minimum initial purchase for each Fund is $500, or $50 if you set up the Automatic Investment Plan. The Fund has no obligation to accept purchase requests or maintain accounts which do not meet minimum purchase requirements. Shares purchased through financial intermediaries may be subject to transaction fees. The management of the Fund reserves the right to waive or change the minimum investment requirements.

        Orders to purchase shares of the Fund received by 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange ("Exchange"), whichever comes first) Monday through Friday, excluding the following business holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day ("Business Day") will be executed at the following day's net asset value per share provided federal funds became available to the Fund on the day of purchase. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares. "Federal funds" are funds deposited by a commercial bank in an account at a federal reserve bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the Fund through its custodian.

OPENING AN ACCOUNT

        A completed and signed application is required for each new account opened, regardless of the method chosen for making an initial investment. If assistance is required in filling out the application, or if extra applications are required, call 1-800-423-6369. See "Retirement Accounts" for information on opening retirement accounts.

          BY MAIL

        To open an account by mail, complete the application form, include a check payable to DST Systems, Inc. and mail both to:

          DST Systems, Inc.
        P.O. Box 419533
        Kansas City, MO 64141-6533

        To purchase shares by overnight or express mail, please use the following street address:
          DST Systems, Inc.
        330 West 9th Street
        Poindexter Bldg.
        Kansas City, MO 64105

        Your purchase must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund is not permitted to accept third party checks (i.e., checks not made payable to the Fund) or cash. DST Systems, Inc. ("DST") will charge a $15 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will be responsible for any losses suffered by the Fund as a result. To protect the Fund when a purchase is made by check and a redemption (sale) of such shares is requested shortly thereafter, DST may delay the payment of a redemption request until the check clears, which may take up to fifteen days. If you anticipate redemptions soon after you purchase shares, you may want to purchase shares by wire to avoid delays.

          BY WIRE

        You may purchase shares by direct wire transfer. Before establishing a new account by wire transfer, please call DST at 1-800-423-6369. DST requires that an application be completed and delivered to DST prior to the wire being effected. A shareholder's financial institution may charge a fee for processing a wire request. Funds should be wired through the Federal Reserve System as follows:

          UMB Bank, n.a.
        ABA Number 101000695
        (investor account number)
        (name or account registration)
        (social security or tax identification number)
        American AAdvantage Money Market Fund-PlanAhead Class

          BY EXCHANGE

        You may buy shares in the Fund by exchanging shares from another fund. The registration of the account from which the exchange is being made and the account to which the exchange is being made must be identical.

                       HOW TO PURCHASE ADDITIONAL SHARES

ADDING TO YOUR ACCOUNT

        You may add to your account at any time by choosing one of the following purchase options. THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $250, EXCEPT FOR 403(B) ACCOUNTS WHERE THE MINIMUM ADDITIONAL PURCHASE IS $10 AND ACCOUNTS SET UP AS IRAS OR PURCHASES UNDER THE AUTOMATIC INVESTMENT PLAN WHERE THE MINIMUM ADDITIONAL PURCHASE IS $50.

          BY MAIL

        When adding to your account by mail, please send the additional investment form which appears at the bottom of each confirmation to DST. If you do not have this form, you may send DST your investment accompanied by a note giving the full name of the account and the Fund account number to P.O. Box 419533, Kansas City, Missouri 64141-6533.

          BY WIRE

        When making additional investments by wire transfer, please use the wiring instructions for initial purchases, which are discussed above. Please include the full registered name(s) of the account and the account number on the bank wire instructions. You should use the same instructions as with a new purchase, except that the account number must be included.

          BY EXCHANGE

        You may buy shares in the Fund by exchanging shares from another fund. The registration of the account from which the exchange is being made and the account to which the exchange is being made must be identical.

AUTOMATIC INVESTMENT PLAN

        Once your account is open, you may purchase shares of the Fund automatically, on a regular, convenient basis through the Fund's Automatic Investment Plan. These investments must be in amounts of not less than $50 per transaction. Under the Automatic Investment Plan, your designated bank or other financial institution debits a preauthorized amount on your account by the 16th day of each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Fund for participating in the Automatic Investment Plan. A $15 fee will be imposed by DST if sufficient funds are not available in the investor's account at the time of the automatic transaction. Applications to establish the Automatic Investment Plan are available from DST. A $50 minimum initial investment for the Fund must be made before the Automatic Investment Plan may be established.

        You may change the amount of your monthly investment at any time by writing or calling DST at least 7 business days before the change is to become effective.

ADDITIONAL PURCHASE INFORMATION

        All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund does not accept telephone orders for purchases of shares (other than by exchange), and it reserves the right to reject applications in whole or in part.

                               HOW TO SELL SHARES

WAYS TO SELL SHARES

        Shares of the Fund may be redeemed by mail, by telephone or by pre-authorized automatic withdrawals on any Business Day. Requests for redemption of shares received by 4:00 p.m. Eastern Time (or the close of the Exchange, whichever comes first) on any Business Day will be processed at the net asset value determined for the following Business Day. Proceeds from a redemption of shares purchased by check or the Systematic Withdrawal Plan may be withheld until the funds have cleared, which may take up to 15 days. Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Portfolio. See the SAI for further information concerning redemptions in kind.

        Redemption proceeds generally will be sent within one or two days. However, if making immediate payment could affect the Fund adversely, it may take up to seven days to send payment.

        To ensure timely acceptance of a redemption request, please adhere to the following procedures.

          BY MAIL

        For most redemption requests, you need only deliver to DST a written, unconditional request to redeem your shares. You must sign the request for redemption exactly as the shares are registered, including the signature of each joint owner, and must specify either the number of shares or dollar amount of shares that you would like redeemed. In certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, additional documentation and signature guarantees may be required. If you have any questions concerning the nature of such additional requirements, please call DST in advance.

        Redemption requests may be submitted directly to DST Systems, Inc., P.O. Box 419533, Kansas City, MO 64141-6533, at no cost to the investor. They also may be submitted through securities dealers, financial institutions or other investment professionals who may charge a service fee. If a redemption request is not sent directly to DST, it will be forwarded to DST, and the effective date of redemption will be delayed until the request is received by DST. TO AVOID DELAY, PLEASE SUBMIT REDEMPTION REQUESTS DIRECTLY TO DST.

        The signatures on the redemption request need not be guaranteed unless
(i) the redemption request exceeds $25,000, (ii) the proceeds of the redemption are requested to be sent by wire transfer, to a person other than the registered shareholder or holders of the shares to be redeemed, or to be mailed to other than the address as shown on the records of DST, or (iii) the redemption request is to be received by DST within 30 days after the shareholder has requested a change in the address of record or the bank or account designated to receive redemption proceeds. In these cases, each signature on a redemption request must be guaranteed by a commercial bank or trust company in the United States, a member of the Exchange or other eligible guarantor institution.

        DST will mail a check in payment for shares redeemed typically within one or two days, but no later than the seventh day after receipt of the redemption request in proper form and of all required documentation (except as indicated above for certain redemptions of shares purchased by check).

          BY TELEPHONE

        All shareholders of the Fund may redeem shares by telephone, unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must check the appropriate box on the application or notify DST in writing. If this feature has not been declined, you may redeem shares by phoning DST at 1-800-423-6369 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. Proceeds redeemed by telephone will be mailed only to your address or wired to your bank as shown on the records of DST. Telephone redemptions must be in amounts of $1,000 or more, but not more than $25,000.

        Payment of the redemption proceeds for shares of the Fund redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. As stated above, DST will wire redemption proceeds only to the bank and account designated on the application or in written instructions subsequently received by DST, and only if the bank is a commercial bank located within the United States. A shareholder's financial institution may charge a fee for providing such a request. Each shareholder is responsible for the verification of any such fee.

        Shareholders must send a telephone redemption request form or a written request to DST to arrange for telephone redemptions after the Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds. The form or request must be signed by each registered holder of the account and the signatures must be guaranteed by a commercial bank or trust company in the United States, a member firm of the Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

        The Fund and DST reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares of the Fund by telephone may be modified or terminated by the Fund or DST at any time. Neither the Fund, DST nor their agents will be liable for following instructions for telephone redemption transactions they reasonably believe to be genuine. The Fund and DST will use reasonable procedures to confirm that telephone instructions are genuine, and if they do not, they may be liable for any losses due to unauthorized fraudulent instructions.

        You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact DST by telephone, shares may also be redeemed by delivering the redemption request to DST by mail as described above.

          BY CHECK

        If you elect so on the application, shares of the Fund may be redeemed through the check writing feature. There is no limit on the number of checks written per month and no check redemption fees. Checks must be written in amounts of $100 or more. Check drafts however, are not returned to you. If copies of drafts are required, a service charge of $2 per check will be assessed to you.

SYSTEMATIC WITHDRAWAL PLAN

        You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $10,000 in your account and withdraw at least $250 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-423-6369.

        Depending upon the size of the account and the withdrawals requested, redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Systematic Withdrawal Plan payment, the remaining amount will be redeemed and the Plan will be terminated. The Fund reserves the right to suspend, modify, amend or terminate the Plan at any time.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

        To relieve the Fund of the cost of maintaining uneconomical accounts, the Fund reserves the right to redeem the shares held in any account if, at the time of any redemption of shares in the account, the value of the remaining shares in the account falls below certain asset levels. Before such involuntary redemption would occur, the shareholder would be given at least 60 days written notice and, during that period, the shareholder could make an additional investment to restore the account to at least a minimum amount, in which case there would be no such redemption.

        For full redemptions, unpaid dividends credited to an account up to the date of redemption of all shares of the Fund generally will be paid at the time of redemption.

                              RETIREMENT ACCOUNTS

        The Fund offers the following retirement plans that may be funded with purchases of the Fund's shares and may allow investors to shelter some of their income from taxes:

               INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered IRA. The Fund offers a prototype IRA plan which may be adopted by individuals. DST currently charges an annual maintenance fee of $12. Earnings on amounts held in an IRA are not taxed until withdrawn. However, the amount of the deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

               MODEL 403(b)(7) PLAN. A model 403(b)(7) plan is available for employees of certain charitable, educational and governmental entities.

               MODEL 401(k) PLAN. A model 401(k) plan is available for employees of corporations and other employers.

               SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES ("SIMPLES"). A model SIMPLE plan is available for employees of corporations and other employers.

        To receive a retirement account application, or if you have questions about establishing a retirement account, call 1-800-423-6369.

                             HOW TO EXCHANGE SHARES

        Fund shares may be exchanged into shares of another fund. Certain eligibility and investment minimum requirements apply. Shareholders may exchange shares by sending a written request or by calling 1-800-423-6369.

                           INFORMATION AND HELP LINE

        If you have any questions about the Fund or your account or need account assistance or information, you may call our toll-free investors line at 1-800-423-6369. Our telephone representatives can provide the information or service you need. You may also write to The Catholic Foundation, 5310 Harvest Hill Road, Suite 248, Dallas, Texas, 75230, Attention: Corporate Secretary.

                              VALUATION OF SHARES

        The net asset value of each share of the Fund is determined as of the close of the Exchange, generally 4:00 p.m. Eastern time, on each Business Day. The net asset value of all outstanding shares of the Fund will be determined by computing the Fund's total assets (which is the value of the Fund's investment in the Portfolio), subtracting all of the Fund's liabilities, and dividing the result by the total number of Fund shares outstanding at such time. The net asset value of shares of the PlanAhead Class will be determined based on a pro rata allocation of the value of the Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.

                           DIVIDENDS AND TAX MATTERS

        Dividends paid on each class of the Fund's shares are calculated at the same time and in the same manner.

        All of the Fund's net investment income and net short-term capital gain, if any, generally is declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally will be paid on the first day of the following month. The Fund's net investment income attributable to the PlanAhead Class will consist of (1) that class' pro rata share of the Fund's share of interest accrued and discount earned on the Portfolio's securities less amortization of premium and expenses of both the Portfolio and (2) the Fund's expenses attributable to the PlanAhead Class. The Portfolio does not expect to realize net capital gain, and, therefore, the Fund does not foresee paying any capital gain distributions. If the Fund (either directly or indirectly through the Portfolio) incurs or anticipates any unusual expenses, loss or depreciation that would affect its net asset value or income for a particular period adversely, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

        Unless a shareholder elects otherwise on the account application, all dividends and other distributions on the Fund's PlanAhead Class shares will be automatically paid in additional PlanAhead Class shares of the Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

        The Fund is treated as a separate corporation for federal income tax purposes and intends to qualify or to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain) and net capital gain that it distributes to its shareholders. However, the Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. The Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, it is not subject to federal income tax.

        Dividends from the Fund's investment company taxable income are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources.

        The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year.

        The Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

        The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

                              GENERAL INFORMATION

        The Trust currently is comprised of ten separate investment portfolios. The Fund is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in the Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Portfolio or series may vote on matters affecting that Portfolio or series. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable. Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of the Trust, however, will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

        On most issues subjected to a vote of the Portfolio's interest holders, as required by the 1940 Act, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of the Fund had voted. This could result in the Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the Fund. Whenever the shareholders of the Fund are called to vote on matters related to the Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from the Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of the Fund.

        As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

        The Manager has taken steps that it believes are reasonably designed to address the potential failure of computer programs used by the Manager and the Fund's service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.

                              SHAREHOLDER REPORTS

        Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Fund's operations and other information. The financial statements of the Fund will be audited by the independent auditors at least annually. Shareholder inquiries and requests for information should be made in writing to DST Systems, Inc. P.O. Box 419533, Kansas City, MO 64141-6533, or by calling 1-800-423-6369.

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY PLANAHEAD CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class is a registered service mark and American AAdvantage Money Market Fund is a service mark of AMR Investment Services, Inc.

                                  [AQUINAS]

                            ------------------------

                                   PROSPECTUS
                            ------------------------

             AMERICAN AADVANTAGE MONEY MARKET FUND-PLANAHEAD CLASS

                                 1-877-AQUINAS
                            ------------------------

                                 March 1, 1998
                            ------------------------

PLAQU-PRO-0398